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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            reported) March 29, 2002


                                   ALLIN CORPORATION
         ------------------------------------------------------------
               (Exact name of registrant as specified in charter)



     Delaware                      0-21395                  25-1795265
     ---------------               ------------             --------------
     (State of other               (Commission              (IRS Employer
     jurisdiction of               File Number)             Identification
     incorporation)                                         Number)


                        381 Mansfield Avenue, Suite 400
                        Pittsburgh, Pennsylvania 15220
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         (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code:  (412) 928-8800
                                                          --------------


                                            N/A
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountant

          On March 29, 2002, Allin Corporation (the "Company") dismissed the accounting firm of Arthur Andersen LLP as independent accountants for the Company for the current fiscal year ending December 31, 2002. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and was approved by the Company's full Board of Directors. The accountant's reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, or a qualification regarding audit scope or accounting principles. In connection with the audit for the most recent two fiscal years and since such time, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K (17 C.F.R. (S)229.304(a)(1)(v)) ("Reportable Events"), occurred during such period. In general, such Reportable Events relate to situations in which the accountant has raised unresolved issues relating to the fairness or reliability of the financial statements or of management's representations or to the scope of the audit.

          The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Arthur Andersen LLP letter to the Securities and Exchange Commission is filed as an exhibit to this Form 8-K.

          On April 4, 2002, the Company engaged the accounting firm of Hill, Barth & King LLC as independent accountants for the Company for the current fiscal year ending December 31, 2002. This engagement was recommended by the Audit Committee of the Company's Board of Directors and was approved by the Company's full Board of Directors. During the Company's two most recent fiscal years and since that time, neither the Company nor anyone acting on its behalf has consulted Hill, Barth & King LLC regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Company's financial statements, and there have been no disagreements with Hill, Barth & King LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. In addition, no Reportable Events occurred during such period.

Item 7.    Financial Statements and Exhibits

          (a)  Not applicable
          (b)  Not applicable
          (c)  Exhibits
          16. Letter from Arthur Andersen LLP regarding change in certifying accountant.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIN CORPORATION


Dated:  April 5, 2002              By:  /s/ Richard W. Talarico
                                    -----------------------
                                            Richard W. Talarico, Chairman of the
                                            Board and Chief Executive Officer
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                                 Exhibit Index
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16.  Letter from Arthur Andersen LLP regarding change in certifying accountant.